EX-99.77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
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Name of Fund:  Goldman Sachs Variable Insurance Trust - Money Market Fund

Name of Underwriter Purchased From:  Bank of America, N.A.

Names of Underwriting Syndicate Members:  Goldman, Sachs & Co.; Bank of
America, N.A.

Name of Issuer:  Rabobank Nederland

Title of Security:  Extendible Notes

Date of First Offering:  July 16, 2009

Dollar Amount Purchased:  $10,000,000

Number of Shares Purchased:  1,000,000

Price Per Unit:  $100

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.

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Name of Fund:  Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Name of Underwriter Purchased From:  Barclays Capital Inc.

Names of Underwriting Syndicate Members:  Deutsche Bank Securities Inc.;
Barclays Capital Inc.; Morgan Stanley & Co. Incorporated; Citigroup
Global Markets Inc.; Credit Suisse Securities (USA) LLC; Goldman,
Sachs & Co.; J.P. Morgan Securities Inc.; UBS Securities LLC;
KKR Capital Markets LLC; ABN AMRO Incorporated; FTN Equity Capital
Markets Corp.

Name of Issuer:  AVAGO TECHNOLOGIES LIMITED

Title of Security:  Ordinary Shares

Date of First Offering:  08/05/2009

Dollar Amount Purchased:  $1,216,500

Number of Shares Purchased:  81,100

Price Per Unit:  $15.00

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.

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Name of Fund:  Goldman Sachs Variable Insurance Trust - Growth Opportunities Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Incorporated

Names of Underwriting Syndicate Members:  Morgan Stanley & Co. Incorporated;
Goldman, Sachs & Co.; UBS Securities LLC; Barclays Capital Inc.; Citigroup
Global Markets, Inc.; Credit Suisse Securities (USA) LLC; Jefferies & Company,
Inc.; William Blair & Company, L.L.C.; Oppenheimer & Co. Inc.; Piper Jaffray & Co.;
 Wells Fargo Securities, LLC

Name of Issuer:  Emdeon Inc.

Title of Security:  Class A Common Stock

Date of First Offering:  08/11/2009

Dollar Amount Purchased:  $334,800

Number of Shares Purchased:  21,600

Price Per Unit:  $15.50

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.

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Name of Fund:  Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Name of Underwriter Purchased From:  Smith Barney

Names of Underwriting Syndicate Members:  Banc of America Securities LLC;
Barclays Capital Inc.; J.P. Morgan Securities Inc.; BNY Mellon Capital
Markets, LLC; Goldman, Sachs & Co.; Wells Fargo Securities, LLC; BB&T
Capital Markets, a division of Scott & Stringfellow, LLC; Calyon Securities
(USA) Inc.; RBS Securities Inc.; Daiwa Securities America Inc.; Mizuho
Securities USA Inc.; SunTrust Robinson Humphrey, Inc.

Name of Issuer:  Airgas, Inc.

Title of Security:  400,000,000 4.50% Notes due 2014

Date of First Offering:  09/08/2009

Dollar Amount Purchased:  425,000

Number of Shares Purchased:  424,490

Price Per Unit:  99.880%

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.

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Name of Fund:  Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Name of Underwriter Purchased From:  Credit Suisse Securities (USA) LLC

Names of Underwriting Syndicate Members:  Barclays Capital Inc.;
Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC;
BNP Paribas Securities Corp.; Goldman, Sachs & Co.; Standard Chartered
Bank; Utendahl Capital Group, LLC

Name of Issuer:  Agilent Technologies, Inc.

Title of Security:  $500,000,000 5.50% Senior Notes due 2015

Date of First Offering:  09/09/2009

Dollar Amount Purchased:  $550,000

Number of Shares Purchased:  548,279

Price Per Unit:  99.687%

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.

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Name of Fund:  Goldman Sachs Variable Insurance Trust - Mid Cap Value Fund

Name of Underwriter Purchased From:  Merrill Lynch, Pierce, Fenner &
Smith Incorporated

Names of Underwriting Syndicate Members:  Goldman, Sachs & Co.; Merrill
Lynch, Pierce, Fenner & Smith Incorporated; Deutsche Bank Securities Inc.;
Dowling & Partners Securities, LLC

Name of Issuer:  Genworth Financial, Inc.

Title of Security:  Class A Common Stock

Date of First Offering:  09/15/2009

Dollar Amount Purchased:  $1,405,300

Number of Shares Purchased:  119,600

Price Per Unit:  $11.75

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.

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Name of Fund:  Goldman Sachs Variable Insurance Trust - Growth Opportunities Fund

Name of Underwriter Purchased From:  Morgan Stanley & Co. Incorporated

Names of Underwriting Syndicate Members:  Morgan Stanley & Co. Incorporated;
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; J.P. Morgan Securities Inc.;
Wells Fargo Securities, LLC; Barclays Capital Inc.; UBS Investment Bank

Name of Issuer:  Talecris Biotherapeutics Holdings Corp.

Title of Security:  Common Stock

Date of First Offering:  09/30/2009

Dollar Amount Purchased:  $647,900

Number of Shares Purchased:  34,100

Price Per Unit:  $19.00

Resolution Approved:  Approved at the November 19, 2009 Board Meeting*.

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Name of Fund:  Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Name of Underwriter Purchased From:  Barclays Capital

Names of Underwriting Syndicate Members:  Barclays Capital; Credit Suisse;

Goldman, Sachs & Co.; J.P. Morgan,
 Qatar National Bank

Name of Issuer:  Republic of Qatar

Title of Security:  Qatar 5 1/4 01/20

Date of First Offering:  11/17/2009

Dollar Amount Purchased:  $1,147,217

Number of Shares Purchased:  1,150,000

Price Per Unit:  99.758

Resolution Approved:  Approved at the February 11, 2010 Board Meeting**.

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Name of Fund:  Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Name of Underwriter Purchased From:  Barclays Capital

Names of Underwriting Syndicate Members:  Barclays Capital; Credit Suisse;

Goldman, Sachs & Co.; J.P. Morgan,
 Qatar National Bank

Name of Issuer:  Republic of Qatar

Title of Security:  Qatar 5 1/4 01/20

Date of First Offering:  11/17/2009

Dollar Amount Purchased:  $1,147,217

Number of Shares Purchased:  1,150,000

Price Per Unit:  99.758

Resolution Approved:  Approved at the February 11, 2010 Board Meeting**.

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Name of Fund:  Goldman Sachs Variable Insurance Trust - Core Fixed Income Fund

Name of Underwriter Purchased From:  Wells Fargo Securities, LLC

Names of Underwriting Syndicate Members:  Goldman, Sachs & Co.; Wells Fargo
Securities, LLC

Name of Issuer:  Transatlantic Holdings, Inc.

Title of Security:  8.00% Senior Notes due 2039

Date of First Offering:  11/18/2009

Dollar Amount Purchased:  $218,777

Number of Shares Purchased:  225,000

Price Per Unit:  97.234%

Resolution Approved:  Approved at the February 11, 2010 Board Meeting**.

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*Resolution adopted at the Meeting of the Board of Trustees on November 19, 2009:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs &
Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended September 30, 2009 for the Fixed Income, Equity, Money Market and
Specialty Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

**Resolution adopted at the Meeting of the Board of Trustees on February 11, 2010:

RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs &
Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2009 for the Fixed Income, Equity, Money Market and
Specialty Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.